EXHIBIT 99.3

Neuberger Berman Inc. and Subsidiaries

Condensed Consolidated Statements of Income (Unaudited)

For the Periods Ending

(in thousands, except per share data)

	Three Months Ended			Fav (Unfav)
				Change From
	June 30, 2003	March 31, 2003	June 30, 2002	March 31, 2003	June 30, 2002
REVENUES:
Investment advisory and administrative fees	$106,974	$101,709	$113,355	5.2%	(5.6%)
Commissions	30,873	26,404	37,319	16.9%	(17.3%)
Interest	13,690	12,176	18,523	12.4%	(26.1%)
Clearance fees	4,023	3,941	3,133	2.1%	28.4%
Other income (1)	3,246	1,465	1,440	121.6%	125.4%

Gross revenues	158,806	145,695	173,770	9.0%	(8.6%)
Interest expense	10,281	8,884	13,440	(15.7%)	23.5%

Net revenues after interest expense	148,525	136,811	160,330	8.6%	(7.4%)

OPERATING EXPENSES:
Employee compensation and benefits	65,510	62,586	66,713	(4.7%)	1.8%
Information technology	7,535	7,274	6,075	(3.6%)	(24.0%)
Rent and occupancy	7,226	6,216	5,739	(16.2%)	(25.9%)
Brokerage, clearing and exchange fees	3,469	2,363	3,270	(46.8%)	(6.1%)
Advertising and sales promotion	1,806	1,412	2,248	(27.9%)	19.7%
Distribution and fund administration	5,953	5,811	6,328	(2.4%)	5.9%
Professional fees	4,299	3,155	3,192	(36.3%)	(34.7%)
Depreciation and amortization	4,112	4,104	3,803	(0.2%)	(8.1%)
Other expenses	6,453	6,222	6,251	(3.7%)	(3.2%)

Total operating expenses	106,363	99,143	103,619	(7.3%)	(2.6%)

Net income before taxes	42,162	37,668	56,711	11.9%	(25.7%)
Provision for income taxes	17,708	15,820	24,243	(11.9%)	27.0%

Net income	$24,454	$21,848	$32,468	11.9%	(24.7%)

Net income per common share
Net income per share—Basic	$0.36	$0.32	$0.46

Net income per share—Diluted	$0.35	$0.32	$0.46

Weighted average common shares outstanding—Basic	68,527	68,723	69,878

Weighted average common shares outstanding—Diluted	69,162	69,244	70,885

(1)	Other income for the three months ended June 30, 2002 has been revised to reflect presentation consistent with current year reporting.

Neuberger Berman Inc. and Subsidiaries

Condensed Consolidated Statements of Income (Unaudited)

For the Periods Ending

(in thousands, except per share data)

	Six Months Ended		Fav (Unfav)
			Change From
	June 30, 2003	June 30, 2002	June 30, 2002
REVENUES:
Investment advisory and administrative fees	$208,683	$222,267	(6.1%)
Commissions	57,277	76,917	(25.5%)
Interest	25,866	37,901	(31.8%)
Clearance fees	7,964	6,064	31.3%
Other income (1)	4,711	4,777	(1.4%)

Gross revenues	304,501	347,926	(12.5%)
Interest expense	19,165	27,401	30.1%

Net revenues after interest expense	285,336	320,525	(11.0%)

OPERATING EXPENSES:
Employee compensation and benefits	128,096	135,152	5.2%
Information technology	14,809	11,872	(24.7%)
Rent and occupancy	13,442	11,242	(19.6%)
Brokerage, clearing and exchange fees	5,832	6,309	7.6%
Advertising and sales promotion	3,218	4,441	27.5%
Distribution and fund administration	11,764	12,148	3.2%
Professional fees	7,454	5,734	(30.0%)
Depreciation and amortization	8,216	7,500	(9.5%)
Other expenses	12,675	11,595	(9.3%)

Total operating expenses	205,506	205,993	0.2%

Net income before taxes	79,830	114,532	(30.3%)
Provision for income taxes	33,528	48,817	31.3%

Net income	$46,302	$65,715	(29.5%)

Net income per common share
Net income per share—Basic	$0.67	$0.94

Net income per share—Diluted	$0.67	$0.92

Weighted average common shares outstanding—Basic	68,625	69,961

Weighted average common shares outstanding—Diluted	69,202	71,082

(1)	Other income for the six months ended June 30, 2002 has been revised to reflect presentation consistent with current period reporting.

Neuberger Berman Inc. and Subsidiaries

Selected Segment Financial Data (Unaudited)

For the Periods Ending

(in thousands)

	Three Months Ended			Fav (Unfav)
				Change From
	June 30, 2003	March 31, 2003	June 30, 2002	March 31, 2003	June 30, 2002

PRIVATE ASSET MANAGEMENT
Net revenues after interest expense	$64,863	$62,324	$80,398	4.1%	(19.3%)
Net income before taxes	$27,528	$27,124	$38,218	1.5%	(28.0%)

MUTUAL FUND & INSTITUTIONAL
Net revenues after interest expense	$63,522	$56,927	$59,703	11.6%	6.4%
Net income before taxes	$21,763	$18,134	$24,060	20.0%	(9.5%)

PROFESSIONAL SECURITIES SERVICES
Net revenues after interest expense	$19,630	$18,246	$20,745	7.6%	(5.4%)
Net income (loss) before taxes	$(47)	$(1,538)	$734	96.9%	(106.4%)

CORPORATE
Net revenues (loss) after interest expense	$510	$(686)	$(516)	174.3%	198.8%
Net loss before taxes	$(7,082)	$(6,052)	$(6,301)	(17.0%)	(12.4%)

TOTAL
Net revenues after interest expense	$148,525	$136,811	$160,330	8.6%	(7.4%)
Net income before taxes	$42,162	$37,668	$56,711	11.9%	(25.7%)

	Six Months Ended		Fav (Unfav)
			Change From
	June 30, 2003	June 30, 2002	June 30, 2002

PRIVATE ASSET MANAGEMENT
Net revenues after interest expense	$127,187	$161,891	(21.4%)
Net income before taxes	$54,652	$76,591	(28.6%)

MUTUAL FUND & INSTITUTIONAL
Net revenues after interest expense	$120,449	$116,440	3.4%
Net income before taxes	$39,897	$45,709	(12.7%)

PROFESSIONAL SECURITIES SERVICES
Net revenues after interest expense	$37,876	$43,419	(12.8%)
Net income (loss) before taxes	$(1,585)	$4,353	(136.4%)

CORPORATE
Net loss after interest expense	$(176)	$(1,225)	85.6%
Net loss before taxes	$(13,134)	$(12,121)	(8.4%)

TOTAL
Net revenues after interest expense	$285,336	$320,525	(11.0%)
Net income before taxes	$79,830	$114,532	(30.3%)

Neuberger Berman Inc. and Subsidiaries

Assets Under Management (Unaudited)

For the Periods Ending

(in millions)

	Three Months Ended			Fav (Unfav) Change From
	June 30, 2003	March 31, 2003	June 30, 2002	March 31, 2003	June 30, 2002

PRIVATE ASSET MANAGEMENT
Assets under management, beginning of period	$21,517	$21,560	$25,731

Net additions (withdrawals)	53	(11)	213
Market appreciation (depreciation)	2,355	(32)	(2,351)

Total increase (decrease)	2,408	(43)	(2,138)

Assets under management, end of period (1)	$23,925	$21,517	$23,593	11.2%	1.4%

Equity component of assets under management	70%	66%	72%

MUTUAL FUND & INSTITUTIONAL
Equity Separate Accounts
Assets under management, beginning of period	$5,571	$5,907	$6,542

Net additions (withdrawals)	42	(277)	74
Market appreciation (depreciation)	658	(59)	(525)

Total increase (decrease)	700	(336)	(451)

Assets under management, end of period (1)	$6,271	$5,571	$6,091	12.6%	3.0%

Fixed Income Separate Accounts
Assets under management, beginning of period	$5,967	$5,770	$5,262

Net additions (withdrawals)	(27)	124	1
Market appreciation	104	73	174

Total increase	77	197	175

Assets under management, end of period (1)	$6,044	$5,967	$5,437	1.3%	11.2%

Managed Account Group
Assets under management, beginning of period	$6,493	$5,739	$3,544

Net additions	497	680	671
Market appreciation	251	74	22

Total increase	748	754	693

Assets under management, end of period	$7,241	$6,493	$4,237	11.5%	70.9%

Mutual Fund and Sub-Advised Accounts
Assets under management, beginning of period	$16,723	$17,111	$20,794

Net additions	1,432	25	519
Market appreciation (depreciation)	2,025	(413)	(1,971)

Total increase (decrease)	3,457	(388)	(1,452)

Assets under management, end of period (2)	$20,180	$16,723	$19,342	20.7%	4.3%

Sub-Total Mutual Fund & Institutional
Assets under management, beginning of period	$34,754	$34,527	$36,142

Net additions	1,944	552	1,265
Market appreciation (depreciation)	3,038	(325)	(2,300)

Total increase (decrease)	4,982	227	(1,035)

Assets under management, end of period	$39,736	$34,754	$35,107	14.3%	13.2%

Equity component of assets under management	54%	48%	62%

TOTAL
Assets under management, beginning of period	$56,271	$56,087	$61,873

Net additions	1,997	541	1,478
Market appreciation (depreciation)	5,393	(357)	(4,651)

Total increase (decrease)	7,390	184	(3,173)

Assets under management, end of period	$63,661	$56,271	$58,700	13.1%	8.5%

Equity component of assets under management	60%	55%	66%

Note 1:	As of June 30, 2003, Private Asset Management, Equity Separate Accounts and Fixed Income Separate Accounts included assets of $115, $1,421, and $79, respectively, invested in our alternative investment products.
Note 2:	As of June 30, 2003, Mutual Fund and Sub-Advised Accounts included $158 of client assets invested in the Fund Advisory Service wrap mutual fund program with third party funds, an increase of $7 from the prior quarter.

Neuberger Berman Inc. and Subsidiaries

Assets Under Management

For the Periods Ending

(in millions)

			Fav (Unfav)
	Six Months Ended		Change From
	June 30, 2003	June 30, 2002	June 30, 2002

PRIVATE ASSET MANAGEMENT
Assets under management, beginning of period	$21,560	$25,004

Net additions	42	245
Market appreciation (depreciation)	2,323	(1,656)

Total increase (decrease)	2,365	(1,411)

Assets under management, end of period (1)	$23,925	$23,593	1.4%

Equity component of assets under management	70%	72%

MUTUAL FUND & INSTITUTIONAL

Equity Separate Accounts
Assets under management, beginning of period	$5,907	$6,290

Net additions (withdrawals)	(235)	46
Market appreciation (depreciation)	599	(245)

Total increase (decrease)	364	(199)

Assets under management, end of period (1)	$6,271	$6,091	3.0%

Fixed Income Separate Accounts
Assets under management, beginning of period	$5,770	$5,229

Net additions	97	94
Market appreciation	177	114

Total increase	274	208

Assets under management, end of period (1)	$6,044	$5,437	11.2%

Managed Accounts Group
Assets under management, beginning of period	$5,739	$3,037

Net additions	1,177	1,123
Market appreciation	325	77

Total increase	1,502	1,200

Assets under management, end of period	$7,241	$4,237	70.9%

Mutual Fund and Sub-Advised Accounts
Assets under management, beginning of period	$17,111	$19,488

Net additions	1,457	1,415
Market appreciation (depreciation)	1,612	(1,561)

Total increase (decrease)	3,069	(146)

Assets under management, end of period (2)	$20,180	$19,342	4.3%

Sub-Total Mutual Fund & Institutional
Assets under management, beginning of period	$34,527	$34,044

Net additions	2,496	2,678
Market appreciation (depreciation)	2,713	(1,615)

Total increase	5,209	1,063

Assets under management, end of period	$39,736	$35,107	13.2%

Equity component of assets under management	54%	62%

TOTAL
Assets under management, beginning of period	$56,087	$59,048

Net additions	2,538	2,923
Market appreciation (depreciation)	5,036	(3,271)

Total increase (decrease)	7,574	(348)

Assets under management, end of period	$63,661	$58,700	8.5%

Equity component of assets under management	60%	66%

Note 1:	As of June 30, 2003, Private Asset Management, Equity Separate Accounts and Fixed Income Separate Accounts included assets of $115, $1,421, and $79, respectively, invested in our alternative investment products.

Note 2:	As of June 30, 2003, Mutual Fund and Sub-Advised Accounts included $158 of client assets invested in the Fund Advisory Service wrap mutual fund program with third party funds, a decrease of $6 from the prior year period.